Filed pursuant to Rule 497(e)
File Nos. 333-190432; 811-22875

THE PENNANT 504 FUND

June 10, 2014

Supplement to the Prospectus
dated November 27, 2013, as supplemented May 22, 2014

The paragraph “Hospitality Industry Concentration Risk” in the Prospectus under the section “Prospectus Summary-Risks” is replaced with the following:

Hospitality Industry Concentration Risk.  The Fund expects to have a concentration of hospitality properties of between 40% and 50%.  If the hospitality industry suffers an economic downturn as was seen in the periods from 2002–2003 and 2008–2010, it is possible that the default rate on 504 First Lien Loans held in the Fund’s portfolio could be affected.  It is also possible that the recovery rate could be negatively affected due to a surplus of hospitality properties in the general economy in liquidation throughout the country.  Hospitality properties are special purpose properties with a limited resale market.

The paragraph “Hospitality Industry Concentration Risk” in the Prospectus under the section “Prospectus -Risks” is replaced with the following:

Hospitality Industry Concentration Risk

The Fund expects to have a concentration of hospitality properties of between 40% and 50%.  If the hospitality industry suffers an economic downturn as was seen in the periods from 2002–2003 and 2008–2010, it is possible that the default rate on 504 First Lien Loans held in the Fund’s portfolio could be affected.  It is also possible that the recovery rate could be negatively affected due to a surplus of hospitality properties in the general economy in liquidation throughout the country.  Hospitality properties are special purpose properties with a limited resale market.  Hospitality properties and certain other special purpose properties such as restaurants are uniquely challenging to liquidate.  The primary reasons are the single purpose nature (can only be used as a hotel or restaurant) and the desire to have the hospitality (or restaurant) business remain open during liquidation.  The rationale is that an operating business will command a higher price than a closed business.  This often requires a lender to hire a professional management firm.

Please retain this Supplement with your Prospectus.